UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 23, 2020

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, United States Steel Corporation (the “Corporation”) is party to that certain Fifth Amended and Restated Credit Agreement dated as of October 25, 2019 (the “Fifth Amended and Restated Credit Agreement”) with the Lenders party thereto, the LC Issuing Banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, which governs a $2.0 billion revolving credit facility maturing in 2024. A copy of the Fifth Amended and Restated Credit Agreement was filed as an exhibit to the Corporation’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2019. The material terms of the Fifth Amended and Restated Credit Agreement are described under “Note 17 - Debt” of the Notes to Consolidated Financial Statements of the Corporation included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 14, 2020, which description is incorporated by reference herein.

As of March 23, 2020, the Corporation had borrowed $700 million under the Fifth Amended and Restated Credit Agreement. On March 23, 2020, the Corporation issued a borrowing notice for an additional $800 million to the lenders under the Fifth Amended and Restated Credit Agreement as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the impact of the global Coronavirus outbreak. The proceeds from the incremental borrowing will be held on the Corporation’s balance sheet within the cash and cash equivalents line. In accordance with the terms of the Fifth Amended and Restated Credit Agreement, the proceeds from the incremental borrowing may in the future be used for general corporate purposes (including working capital needs) and other purposes permitted by the Fifth Amended and Restated Credit Agreement.

Item 7.01 Regulation FD

On March 27, 2020, the Corporation issued a press release announcing actions taken in response to the global Coronavirus outbreak. A copy of the press release is furnished as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated March 27, 2020, titled "United States Steel Corporation Takes Action to Preserve Strong Long-term Future in Response to Covid-19 Impacts."

104	Cover Page Interactive Data File (embedded within the Inline XBRL document exhibit 101)

Forward Looking Statements

This Current Report on Form 8-K contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and present expectations or projections. These risks and uncertainties include but are not limited to possible production or operations interruptions related to the Coronavirus that could disrupt supply or delivery of, or demand for, the Company’s products, as well as the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Kimberly D. Fast
Kimberly D. Fast
Acting Controller

Dated: March 27, 2020